Boyd Gaming’s Acquisition of Peninsula Gaming Delivering Growth and Financial Strength May 16, 2012 1 Exhibit 99.2

Transformative Transaction

• High quality assets with significant growth potential
• Attractive purchase multiple of ~7.0x
• Accretive to EPS and cash flow in first year
• Increases scale and strengthens financial profile
• Attractive markets located in strongest region in domestic gaming industry
• Limited competition, stable tax and regulatory environments, resulting in high EBITDA margins
Expands Scale, Diversifies Company, Strengthens Financial Profile

Acquisition Overview

Acquisition:
• Peninsula Gaming (SEC Publicly Registered Company)
• Owner and operator of five locals-oriented gaming properties in Iowa (2),
Louisiana (2) and Kansas (1)
• Recently opened the Kansas Star Casino in Mulvane, KS (December 2011)
Transaction
Value:
• Total purchase price: $1.45 billion
• Acquisition multiple of ~7.0x based on consolidated EBITDA of $206 million (including
Peninsula’s corporate expense)
• LTM property EBITDA (excl. Kansas) of $109 million, plus annualized Q1 2012
Kansas EBITDA of $107 million
(1)
, less $10 million of corporate expenses
Purchase
Consideration:
• Of the total $1.45 billion purchase price, the total cash consideration paid by Boyd is
$200 million
• The remaining consideration comes in the form of:
• Approximately $1.1 billion of net debt at Peninsula
• Approximately $144 million Seller Note provided by Peninsula
Expected
Closing:
• Q3 / Q4 2012
1) Annualized Kansas Star EBITDA of $107 million calculated as Q1 2012 EBITDA of $26.8 million multiplied by four quarters of pro forma operations.

1) Industry peers include ASCA, PENN and PNK.
Strategic Rationale
High Quality
Assets in Protected
Markets
• Acquiring a high margin and high return business
• Peninsula LTM EBITDA margin of 33.4% is well above its industry peers average of 26.7% (1)
• Peninsula operates in low promotional and gaming tax environments resulting in high EBITDA margins with modest capital expenditure requirements
Further
Jurisdictional
Diversification
• Upon closing, Boyd will expand into two new jurisdictions with gaming operations in eight states
• Increases relative importance of the Midwest and South regions, providing stability to earnings while maintaining upside potential in a Las Vegas recovery
Near-Term
Identified
Growth Catalyst
• The Kansas Star Casino is a near and long-term growth opportunity
• Generated property EBITDA of $26.8 million in Q1 2012
Attractive
Valuation
• Pure-play Midwest and regional gaming comparables currently trade at a multiple of roughly
7.0 to 8.0x versus the acquisition multiple of ~7.0x
High
Free Cash Flow
• The acquisition has the potential to significantly increase free cash flow by over $70 million, which increases return on equity, strengthens the balance sheet and will accelerate deleveraging
Revenue
Opportunities
• Additional revenue opportunities through expanding the “B Connected” loyalty program to Peninsula’s customers

$84
$107
$109 $109
$30
$107
$84
$94
$103
$110
$139
$216
$94
$103
$3
0
75
150
$225
2008 2009 2010 2011 LTM 3/31/12 Annualized
Property EBITDA (excl. Kansas) Kansas EBITDA
$259
$326
$330 $330
$56
$201
$259
$286
$315
$332
$387
$531
$286
$315
$6
0
100
200
300
400
500
$600
2008 2009 2010 2011 LTM 3/31/12 Annualized
Net Revenue (excl. Kansas) Kansas Net Revenue
Peninsula Gaming Overview
5
Source: Public filings.
1) Excludes corporate expenses.
2) Represents Q1 2012 Kansas Star results annualized for a full year of operations plus LTM 3/31/12 results of Peninsula’s other properties.
• Locals-oriented gaming company with five properties in Iowa, Louisiana and Kansas
• Leading market positions with high operating margins
• Newly opened Kansas Star Casino (December 2011) provides growth potential
Net Revenues ($ in millions) Property EBITDA ($ in millions)
(1)
(2) (2)

Attractive, Top Performing Regional Gaming Assets

Source: Public filings.
1) Based on company reported consolidated EBITDA and net revenues as of LTM 3/31/2012. Includes corporate expenses.
2) Peninsula excludes results from Amelia Belle and Kansas Star. Penn National excludes results from Hollywood Casino
Perryville, M Resort, and Beulah Park and annualized as appropriate due to limited disclosure post June 30, 2011 quarter.
Pinnacle excludes results from St. Louis operations (including Lumiere and River City), River Downs, Boomtown Reno, Casino
Magic Argentina and President Casino.
2.4%
1.2%
(0.4%)
(1.4%)
(2.0%)
(1.5%)
(1.0%)
(0.5%)
–
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
Peninsula Penn National
Pinnacle Ameristar
LTM EBITDA Margins
(1)
Same Store Net Revenue CAGR (2008 to 2011)
(2)
33.4%
30.4%
26.8%
22.9%
–
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Peninsula Ameristar Penn National Pinnacle

Location: Northwood, IA
Gaming Tax Rate: 21%
LTM EBITDA: $40 million
EBITDA Margin: 41.5%
Location: Dubuque, IA
Gaming Tax Rate: 21%
LTM EBITDA: $24 million
EBITDA Margin: 34.7%
Location: Mulvane, KS
Gaming Tax Rate: 27%-31%
Q1’12 EBITDA: $27 million
EBITDA Margin: 53.3%
Location: Opelousas, LA
Gaming Tax Rate: 36.5%
LTM EBITDA: $30 million
EBITDA Margin: 26.0%
Note: LTM EBITDA figures are as of March 31, 2012, except for Kansas Star which represents Q1 2012 results.
Peninsula Gaming Property Overviews
7
Location: Amelia, LA
Gaming Tax Rate: 21.5%
LTM EBITDA: $14 million
EBITDA Margin: 30.0%
Existing Boyd Properties
Peninsula Properties

Significant Growth Potential in Kansas Star

Slots:
1,411
Table Games:
35
Hotel Rooms (1) :
0
Budget (2) :
$179 million
Q1 2012
Net Revenue:
$50 million
Q1 2012
Property EBITDA:
$27 million
Slots:
1,836
Table Games:
45
Hotel Rooms (1) :
150
Budget (2) :
$83 million
Source: Public filings.
1) To be developed and operated by a third-party.
2) Development costs do not incorporate hotel development costs by a third-party.
December 2011 (Interim Facility) January 2013 (Permanent Facility)
+ 425
+ 10
+ 150
At opening of the permanent facility, approximately $260 million will be invested in the premier gaming property in Kansas
Slots: 2,000
Table Games: 55
Hotel Rooms (1) : 300
Budget (2) : $28 million
January 2015 (Phase II)
+ 164
+ 10
+ 150

Las Vegas
24%
Atlantic City
22%
Midwest and South
54%
Atlantic City
31%
Las Vegas
34%
Midwest and South
35%
Gaming
Operations in
6 Jurisdictions
Gaming
Operations in
8 Jurisdictions
(2)
Expands Geographic & Operating Diversification
9
Note: Borgata results are presented to reflect full consolidation of the property, consistent on a GAAP basis.
1) Excludes corporate expenses.
2) Includes $109 million of Peninsula LTM 3/31/12 property EBITDA (excluding Kansas) and $107 million of annualized
Q1 2012 Kansas EBITDA.
Current Geographical Diversification Pro Forma Geographical Diversification
Boyd LTM 3/31/12 EBITDA Diversification
(1)
Pro Forma EBITDA Diversification
(1)

Diversification into Resilient Markets in Midwest/South

Kansas Star
Diamond Jo Worth
Diamond Jo Dubuque
Blue Chip Casino Hotel Spa
Par-A-Dice Hotel Casino
Evangeline Downs
Amelia Belle
Delta Downs Racetrack Casino Hotel
Treasure Chest Casino
IP Casino Resort Spa
Sam’s Town Hotel and Casino Shreveport
Sam’s Town Hotel and Gambling Hall Tunica
Boyd Gaming’s Properties
Peninsula’s Properties
•
Markets with limited
supply
•
Stable tax rates and
regulatory
environments
•
Strong, economically
resilient markets

$318
$170
$488
$694
$318
$170
$206
0
200
400
600
$800
Boyd Consolidated LTM 3/31/12 Pro Forma Consolidated
Las Vegas & Atlantic City Midwest and South Peninsula
Pro Forma Operating Performance
11
Note: Borgata results are presented to reflect full consolidation of the property, consistent on a GAAP basis.
1) Includes proportional amount of corporate expenses.
2) Includes $109 million of Peninsula LTM 3/31/12 property EBITDA (excluding Kansas),
$107 million of annualized Q1 2012 Kansas EBITDA and $10 million of corporate expenses.
Pro Forma Adjusted EBITDA ($ in millions)
(1) (2)
(1)

Improves Boyd Gaming’s Scale and Competitive Position

1) Includes corporate expenses.
2) Includes $109 million of Peninsula LTM 3/31/12 property EBITDA (excluding Kansas), $107 million of annualized
Q1 2012 Kansas EBITDA and $10 million of corporate expenses.
3) Borgata results are presented to reflect full consolidation of the property, consistent on a GAAP basis.
Annualized Pro Forma EBITDA versus LTM Public Comparables ($ in millions)
(1)
$753
$694
$488
$371
$264
$181
0
200
400
600
$800
Penn National Boyd + Peninsula Boyd Ameristar Pinnacle Isle of Capri
(2) (3)

Strengthens Financial Profile
Source: SEC Filings.
1) Includes 50% of Borgata debt and EBITDA (Boyd’s ownership interest).
2) Free cash flow calculated as Boyd wholly-owned EBITDA less interest expense, maintenance capital expenditures and taxes.
13
Increases Free Cash Flow Generation ($ in millions) (2)
Leads to Stronger Balance Sheet and Growth in Earnings
•
Post this acquisition and associated
financings, Boyd remains leverage
neutral at 7.3x
(1)
•
Increases free cash flow generation;
accelerating future leverage
reduction
•
Adds over $70 million in free
cash flow; total annual free
cash flow increased to
approximately $185 million
$109
$185
$0
$50
$100
$150
$200
As of LTM March 31, 2012 Pro Forma

Financing Overview

Peninsula Debt
New debt of $1.2 billion will be raised at Peninsula, with proceeds used to refinance existing debt of approximately $700 million, fund an additional cash consideration to the seller and pay transaction related fees and expenses, including debt breakage costs
Pro forma total leverage at Peninsula will be below 6.0x (excluding Seller Note financing)
New debt financing will mainly consist of prepayable bank debt
Debt financing already in place and committed by banks
Seller Note
Peninsula has agreed to provide an approximately $144 million Seller Note
Cash Consideration Paid by Boyd
To be funded through borrowings under our credit facility
Total Purchase Price $1.45 billion
Less: Peninsula Net Debt $1.1 billion
Less: Seller Note ~$144 million
Cash Consideration Paid by Boyd $200 million

Transformative & Value Building Transaction
• Generates meaningful value for shareholders
• High quality assets with growth potential in attractive new markets
• Strengthens financial profile
• Increases free cash flow and earnings per share
• Increases scale and geographic diversity
• Directly aligns with the Company’s growth strategy

APPENDIX 16

Structure Overview
17
Structure Overview
Transaction Structure
Restricted
Group
Boyd Gaming
Wholly Owned
Properties
Unrestricted
Subsidiary
Peninsula
100% Interest
Borgata
50% Interest
Management Fee
Distributions:
Taxes & Dividends
Unrestricted
Subsidiary
• Peninsula debt will be held in a
unrestricted subsidiary
• Peninsula’s debt and EBITDA
excluded for purposes of our
covenant calculations (with
exception of a management fee);
will be consolidated into our
results
• Upon refinancing of the
Peninsula credit, Peninsula will
be a Restricted Subsidiary, which
will provide significant
deleveraging from a covenant
perspective

Seller Note Financing

Summary of Terms
Approximate Amount: $144 million
Tenor: 6 years
Non-Call Period: Prepayable at all times
Coupon: Year 1: 0%
Year 2: 6%
Year 3: 8%
Thereafter: 10%
Interest Payment: PIK
• As part of the purchase, Boyd has negotiated approximately $144 million in Seller Note financing
• The Seller Note will be held by Peninsula

Diamond Jo Dubuque

Location
Dubuque, Iowa
Located within the $400 million America’s River Project and next to the
Grand Harbor Resort and Waterpark
Property Description
New land-based complex opened in December 2008
987 slot machines and 19 table games
Other amenities include state-of-the-art bowling center, 33,000 sq. ft.
event center and five dining outlets
Source: SEC filings.
1 Diamond Jo Dubuque
2 Mystique Casino Dubuque
2000 ft
500 m
$ in millions 2008 2009 2010 2011 LTM 3/31/12
Net Revenue $42.4 $71.9 $67.8 $68.9 $69.8
Adjusted EBITDA 12.9 23.8 22.7 23.9 24.2
% Margin
30.5% 33.1% 33.4% 34.7% 34.7%
Property Overview
Market Map

Diamond Jo Worth

Location
Northwood, Iowa – located equal distance between Minneapolis,
Minnesota and Des Moines, Iowa
Property Description
972 slot machines and 22 table games
Other amenities include a 5,200 sq. ft. event center, several dining options and a 100-room hotel adjacent to the casino, which is owned and operated by a third party
1 Diamond Jo Worth
$ in millions 2008 2009 2010 2011 LTM 3/31/12
Net Revenue $84.6 $83.9 $86.6 $93.9 $96.3
Adjusted EBITDA 32.6 33.6 35.5 38.7 40.0
% Margin
38.5% 40.0% 41.1% 41.2% 41.5%
Property Overview
Market Map
10 miles
Source: SEC filings.

Evangeline Downs

Location
Opelousas, Louisiana – 20 miles from Lafayette
Property Description
1,424 slot machines and 23,000 square foot event center
Dining venues include a 353-seat buffet, a 140-seat fine-dining restaurant, a 90-seat Café and a 120-seat Mojo’s sports bar
The racino includes a one-mile dirt track, a 7/8 mile turf track, stables for 980 horses, a grandstand and clubhouse seating for 1,295 patrons
1 Evangeline Downs
2 Coushatta Casino
3 Paragon Casino
4 Hollywood Casino Baton Rouge
$ in millions 2008 2009 2010 2011 LTM 3/31/12
Net Revenue $132.2 $122.8 $113.0 $115.4 $116.9
Adjusted EBITDA 38.9 34.4 29.8 30.1 30.4
% Margin
29.5% 28.0% 26.4% 26.1% 26.0%
Property Overview
Market Map
50 miles
5 Belle of Baton Rouge
7 Cypress Bayou Casino
8 Amelia Belle Casino
Source: SEC filings.
6 L’Auberge Baton Rouge (In Development)

Amelia Belle Casino

Location
Amelia, Louisiana – 80 miles from New Orleans
Closest competitor approximately 40 miles away
Property Description
838 slot machines and 17 table games
The third deck of the riverboat includes a 119-seat buffet and a banquet room
$ in millions 2009 2010 2011 LTM 3/31/12
$7.7 $48.0 $48.0 $47.4
1.9 15.1 14.3 14.2
25.1% 31.6% 29.9% 30.0%
Net Revenue
Adjusted EBITDA
% Margin
Property Overview
Market Map
8 Evangeline Downs
2 Coushatta Casino
3 Paragon Casino
4 Hollywood Casino Baton Rouge
6 L’Auberge Baton Rouge (In Development)
50 miles
5 Belle of Baton Rouge
7 Cypress Bayou Casino
1 Amelia Belle Casino
Source:  SEC filings.
Note: Amelia Belle was acquired on October 22, 2009.

Kansas Star

Property Overview
Location
Mulvane, Kansas – 20 miles south of Wichita
Property Description
Opened in December 2011 and currently offers 1,411 slot machines and 35 table games
Casino will expand to 2,000 slot machines and 55 table games when fully built out in 2015
Other amenities include  an equine complex with multiple arenas and barn facilities and a third-party owned 300-room hotel
Market Map
1 Kansas Star
$ in millions 2011 LTM 3/31/12 Annualized
(1)
$6.0 $201.1
3.3 107.1
55.1% 53.3% 53.5%
Net Revenue
Adjusted EBITDA
% Margin
$56.3
30.1
Source: SEC filings.
Note: Kansas Star began casino gaming operations on December 20, 2011.
(1) Represents Q1 2012 Kansas Star results annualized for a full year of operations.
(2) Kansas City gaming market includes: Hollywood Casino, Argosy Casino Riverside, Harrah’s North Kansas City,
Ameristar Kansas City, Isle of Capri Kansas City and Seventh Street Casino.
2 Kansas City Market (2)
10 miles

Forward Looking Statements
Important Information Regarding Forward-Looking Statements.
This presentation contains, or may contain, “forward-looking statements” concerning Boyd and Peninsula, which are subject to the safe harbor provisions created by the Private
Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-
looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the merger, the expected accretive effect of the merger on Boyd’s financial results and profile, expected cost, revenue, EBITDA, margin, and synergies, the expected impact for customers and employees, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) the anticipated benefits of geographic diversity that would result from the merger; the expected results of Peninsula’s gaming properties, including, without limitation, Kansas Star; (iii) future industry developments and trends; (iv) the anticipated completion of the proposed merger, and the anticipated financing of the merger; and (vi) assumptions underlying any of the foregoing statements.
These forward-looking statements are based upon the current beliefs and expectations of  management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd’s ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or gaming approvals of the merger and the transactions contemplated by the merger agreement, or to satisfy other conditions to the merger on the proposed terms and timeframe; the possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the ability to integrate Peninsula in a timely and cost-efficient manner with Boyd; uncertainties in the global economy and credit markets; and rates of change in, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of Boyd; access to capital markets; the ability to manage and grow the Boyd’s cash position following the merger; the sufficiency of Boyd’s financial resources to support future business activities (including but not limited to operations, investments, debt service requirements and capital expenditures); the impact of legal proceedings;
and other risks and uncertainties, including those detailed from time to time in Boyd’s periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere).  Boyd can give no assurances that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Boyd nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Boyd following the implementation of the merger or otherwise.
No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Boyd for the current or future financial years would necessarily match or exceed the historical published figures.
Non-GAAP Financial Measures
Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the non-GAAP financial measures used in this presentation are important supplemental measures of operating performance to investors.  Reconciliations of non-GAAP financial measures to GAAP can be found at http://boydgaming.investorroom.com/
We do not provide a reconciliation of forward-looking non-GAAP financial measures due to our inability to project special charges and certain expenses.

25